Exhibit 1.1

23,000,000 ORDINARY SHARES, PAR VALUE € 0.01 PER SHARE

AERCAP HOLDINGS N.V.

UNDERWRITING AGREEMENT

March 8, 2023

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

As Representatives of the
several Underwriters listed
in Schedule I hereto

Ladies and Gentlemen:

1.          Introductory.  On the date hereof, GE Capital US Holdings, Inc., a Delaware corporation  (the “Selling Shareholder”), proposes to sell to the several underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 23,000,000 ordinary shares (the “Underwritten Shares”), par value €0.01 per share (the “Ordinary Shares”), of AerCap Holdings N.V., a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (the “Company”) and, at the option of the Underwriters, up to an additional 3,450,000 Ordinary Shares of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares to be sold by the Selling Shareholder are herein referred to as the “Securities”.

2.          Representations and Warranties.

(a)          The Company represents and warrants to, and agrees with, each Underwriter that:

(i)          The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Act”) and the Company meets all of the registrant requirements of, and the transactions contemplated by this Agreement meet all of the transaction requirements of, and, in each case, comply with the conditions for the use of, Form F-3 under the Act. An “automatic shelf registration statement” as defined in Rule 405 under the Act, on Form F-3 (File No. 333-0270326) in respect of the Securities, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company with the Commission not earlier than three years prior to the date hereof, which became effective upon filing under Rule 462(e) under the Act on March 7, 2023. For purposes of this Agreement, “Effective Time” with respect to such registration statement means the date and time as of which such registration statement automatically became effective upon filing thereof with the Commission and, if the Company has filed any post-effective amendment pursuant to Rules 413(b) and 462(e) under the Act, then “Effective Time” shall also mean the date and time as of which such post-effective amendment was or is filed with the Commission and, if later, declared effective by the Commission. “Effective Date” with respect to such registration statement means, the date of the Effective Time and, if the Company has filed a post-effective amendment to such registration statement pursuant to Rules 413(b) and 462(e) under the Act, then “Effective Date” shall also mean the date of the Effective Time of such post-effective amendment. Such registration statement, including exhibits and any amendments thereto filed prior to the Applicable Time (as defined below) deemed to be a part of the registration statement as of the Effective Time, is hereinafter referred to as the “Registration Statement”. If the Company has filed a post-effective amendment pursuant to Rules 413(b) and 462(e) under the Act, then any reference herein to the term “Registration Statement” shall be deemed to include such post-effective amendment. As used herein, the term “Prospectus” means the final prospectus relating to the Securities first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act and in accordance with Section 5(a)(i) hereof. The Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act, including the documents incorporated by reference in the Base Prospectus and each such preliminary prospectus and preliminary prospectus supplement is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement or any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the Effective Time of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or supplement with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the

Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Underwriters.

(ii)          As of the Applicable Time (as defined below), none of (a) the Base Prospectus, the information set forth in Schedule II hereto and each Issuer Free Writing Prospectus listed on Schedule III hereto, all considered together (collectively, the “General Disclosure Package”), (b) any other “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) (a “Free Writing Prospectus”) that the Underwriters shall hereafter expressly agree in writing to treat as part of the General Disclosure Package in accordance with Section 5(a)(ii) below, when taken together as a whole with the General Disclosure Package, or (c) each electronic road show, if any, when taken together as a whole with the General Disclosure Package, included any untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to any Underwriter Information or Selling Shareholder Information (as defined in Sections 7(c) and 2(b)(i), respectively, hereof). As used in this Agreement:

“Applicable Time” means 6:15 p.m. (Eastern time) on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

(iii)          The Commission has not issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement and any amendment thereto, as of each Effective Time, and the Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the Commission and as of the Closing Date or the Additional Closing Date (as defined herein), as the case may be, complied or will comply as to form in all material respects with the requirements of the Act. The documents incorporated, or to be incorporated, by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, complied or will comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (collectively, the “Exchange Act”). The Registration Statement and any amendment thereto, as of each Effective Time, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the

Commission and as of the Closing Date or the Additional Closing Date, as the case may be, did not contain, and will not contain, any untrue statement of a material fact, and did not omit, and will not omit, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this clause (iii), the Company makes no representations or warranties with respect to any Underwriter Information or Selling Shareholder Information.

(iv)          As of its date and as of the Applicable Time, each Issuer Free Writing Prospectus (i) complied and will comply with the requirements of the Act and (ii) did not and will not include any information that conflicted or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus (if the Prospectus has not been filed with the Commission immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, in each case, as then amended or supplemented immediately prior to the date of first use of any such Issuer Free Writing Prospectus. Notwithstanding anything to the contrary in this clause (iv), the Company makes no representations or warranties with respect to any Underwriter Information or Selling Shareholder Information.

(v)          The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not, directly or indirectly, prepared, used, distributed, authorized, approved or referred to and will not prepare, use, distribute, authorize, approve or refer to, any offering material in connection with the offering and sale of the Securities, including, without limitation, any Issuer Free Writing Prospectus or other Free Writing Prospectus or “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities, other than any Preliminary Prospectus, the Prospectus, and each Free Writing Prospectus approved in writing in advance by the Representatives in accordance with Section 5(a)(ii) below (each, a “Permitted Free Writing Prospectus”). To the extent it is required to do so, the Company has filed and will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) under the Act. The Company has retained in accordance with the Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act.

(vi)          (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, and (iv) at the Applicable Time, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the Act. The Company has not received from the Commission any notice pursuant to Rule

401(g)(2) under the Act objecting to the use of the automatic shelf registration form or any post-effective amendment thereto.

(vii)          At the earliest time after the filing the Registration Statement that the Company or Selling Shareholder or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities and as of the Applicable Time, the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(viii)          Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus will be, required to register as an “investment company” as such term is defined in the Investment Company Act.

(ix)          The Company is not a party to any contractual arrangement currently in effect relating to the offer, sale, distribution or delivery of the Securities or any other securities of the Company (including with respect to granting any person registration rights or similar rights to have any securities of the Company registered for sale under the Registration Statement) other than this Agreement and the arrangements disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), including the registration rights granted to the Selling Shareholder with respect to the Securities.

(x)          The Company has not taken, nor will it take, directly or indirectly, any action designed to or that has constituted, or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Securities.

(xi)          The Company has been duly incorporated and is validly existing as a public limited liability company under the laws of the Netherlands, with the corporate power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (where such concept exists) would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

(xii)          Each significant subsidiary (as defined in Rule 1-02 of Regulation S-X) of the Company (a “Significant Subsidiary”) has been duly incorporated or formed, as applicable, and is validly existing as a private limited company, corporation or other legal entity in good standing (where such concept exists) under the laws of the jurisdiction of its incorporation or formation, with the power and authority (corporate or other) to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not, singly or in the aggregate, have a Material Adverse Effect; all of the issued shares of capital stock or other similar ownership interests of each Significant Subsidiary have been duly and validly authorized and issued, are (in jurisdictions where such concepts are recognized) fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(xiii)          The Securities and all other outstanding shares of capital stock of the Company, including the Ordinary Shares, conform to the description thereof in the Company’s Annual Report on Form 20-F for the year December 31, 2022, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Description of Ordinary Shares” and the statements incorporated by reference therein, insofar as they purport to constitute a summary of the terms of the Securities, fairly and accurately summarize the matters therein described in all material respects.

(xiv)          The statements in and incorporated by reference into (i) the Registration Statement and Base Prospectus under the heading “Tax Considerations” and (ii) the Prospectus under the heading “Certain Tax Considerations”, in each case, insofar as they purport to constitute summaries of tax law or legal conclusions with respect thereto, fairly and accurately summarize the matters therein described in all material respects.

(xv)          This Agreement has been duly authorized, executed and delivered by the Company.

(xvi)          None of the execution, delivery or performance by the Company of its obligations under this Agreement or the consummation of any other of the transactions herein, or the fulfillment of the terms hereof will contravene (i) the charter, by-laws, memorandum and articles of association or similar organizational documents of the Company or any of its subsidiaries, (ii) any agreement or other instrument binding upon the Company or any of its subsidiaries or (iii) any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, except for, in the cases of clauses (ii) and (iii) above, such contravention that would not, singly or in the aggregate, have a Material Adverse Effect.

(xvii)          No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in connection with the sale of the Securities contemplated hereby, except (i) such filings as may be required under the Act, (ii) such as relate to the review of the transactions by the Financial Industry Regulatory Authority, Inc. (“FINRA”), (iii) such filings as may be required under applicable state securities or blue sky laws, (iv) such filings as may be required under The New York Stock Exchange (the “NYSE”) rules or (v) such other consents, approvals, authorizations, orders or filings as have been obtained or made.

(xviii)          The audited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated, and the results of operations and cash flows for the periods specified. Such financial statements were prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), consistently applied for the periods specified by the Company to its respective financial statements, except as may be stated in the related notes thereto; and all non-GAAP financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, if any, complies in all material respects with the requirements of Regulation G and Item 10 of Regulation S-K under the Act. The interactive data in extensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, the General Disclosure Package and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xix)          There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) and proceedings that would not, singly or in the aggregate, have a Material Adverse Effect and would not have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement.

(xx)          The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) and to the extent the failure to have such title or the existence of such liens, encumbrances and defects would not, singly or in the aggregate, have a Material Adverse Effect; and any real property and buildings that are material to the Company and its subsidiaries, taken as a whole, and are held under lease by the Company or any of its subsidiaries are held by them under legal and valid leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) or as would not, singly or in the aggregate, have a Material Adverse Effect.

(xxi)          The Company and its subsidiaries own, lease or manage, directly or indirectly, the aircraft described in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Company Aircraft Portfolio”). Except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) or except as would not, singly or in the aggregate, have a Material Adverse Effect, (x) with respect to owned and leased aircraft, the Company and its subsidiaries have, directly or indirectly, good and marketable title to or economic rights equivalent to holding good and marketable title to, or hold valid and enforceable leases in respect of, the Company Aircraft Portfolio and (y) with respect to managed aircraft, to the Company’s knowledge, the management contracts of the Company and its subsidiaries with the entities that own (or have the right to the economic benefits of ownership of) the Company Aircraft Portfolio are in full force and effect.

(xxii)          All of the lease agreements, lease addenda, side letters, assignments of warranties, option agreements or similar agreements material to the business of the Company and its Significant Subsidiaries, taken as a whole (collectively, the “Lease Documents”), are in full force and effect, except as would not, singly or in the aggregate, have a Material Adverse Effect; and to the Company’s knowledge, no event that with the giving of notice or passage of time or both would become an event of default (as so defined) under any Lease Document has occurred, except such event of default that would not, singly or in the aggregate, have a Material Adverse Effect.

(xxiii)          The Company and its subsidiaries have entered into aircraft purchase agreements (the “Aircraft Purchase Documents”) and letters of intent for the purchase of aircraft consistent in all material respects with the description thereof in the Registration Statement, the General Disclosure Package and the Prospectus. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) the Aircraft Purchase Documents are in full force and effect and no event of default (as defined in the applicable Aircraft Purchase Document) has occurred and is continuing under any Aircraft Purchase Document, except, in each case, for such failures and events of default that would not, singly or in the aggregate, have a Material Adverse Effect.

(xxiv)          None of the Company or any Significant Subsidiary is in violation of or default under (i) any provision of its charter or bylaws or comparable organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or of the properties of the Company or any of its subsidiaries, as applicable, except for, in the cases of clauses (ii) and (iii) above, such violations and defaults that would not, singly or in the aggregate, have a Material Adverse Effect. For the avoidance of doubt, when used in this Agreement the term “subsidiary” shall be limited to only those entities which are majority-owned by the Company.

(xxv)          KPMG Ireland, who have audited the financial statements of the Company and its consolidated subsidiaries as of and for the years ended December 31, 2022 and 2021 and delivered their report with respect to the audited consolidated financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board (“PCAOB”).

(xxvi)          [Reserved].

(xxvii)          There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid to the United States, Ireland or the Netherlands or any political subdivision or taxing authority thereof in connection with (i) the execution and delivery of this Agreement, (ii) the sale or delivery of the Securities to the Underwriters or (iii) the resale and delivery by the Underwriters of the Securities in the manner contemplated by this Agreement.

(xxviii)          The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property”), necessary to carry on the business now operated by them, except as would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property that would reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

(xxix)          The Company and its subsidiaries have filed all applicable tax returns that are required to be filed or have requested extensions thereof (except for any failure so to file that would not, singly or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto)) and have paid all taxes required to be paid by them and any other payment, assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such payment, assessment, fine or penalty that is currently being contested in good faith and for which appropriate reserves have been established in accordance with U.S. GAAP or as would not, singly or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(xxx)          No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), or, to the Company’s knowledge, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of their principal suppliers, manufacturers or contractors that could, singly or in the aggregate, have a Material Adverse Effect.

(xxxi)          The Company and each of its Significant Subsidiaries, and their respective owned and leased properties, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) and for any such loss or risk that would not, singly or in the aggregate, have a Material Adverse Effect.

(xxxii)          The Company and its subsidiaries have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus any material loss or interference with their business by fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) or except for any such loss or interference that would not, singly or in the aggregate, have a Material Adverse Effect.

(xxxiii)          The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate U.S. federal or Dutch, Irish or other non-U.S. regulatory authorities necessary to conduct their respective businesses, except as would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect and except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(xxxiv)          The Company and its subsidiaries are in compliance with all applicable laws, regulations or other requirements of the United States Federal Aviation Administration, the European Aviation Safety Agency and similar aviation regulatory bodies (collectively, “Aviation Laws”), and neither the Company nor any of its subsidiaries has received any notice of a failure to comply with applicable Aviation Law, except for any failures to comply that would not, singly or in the aggregate, have a Material Adverse Effect.

(xxxv)          The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s or any of the Company’s subsidiaries’ internal control over financial reporting (whether or not remediated) and (ii) no significant change in the Company’s or any of the Company’s subsidiaries’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s or any of the Company’s subsidiaries’ internal control over financial reporting. The Company and its subsidiaries maintain “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(xxxvi)          The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval and (iv) have no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures by the Company or any of its subsidiaries, required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) for their respective accounts, except in each of clauses (i) through (iv) as would not, singly or in the aggregate, have a Material Adverse Effect and except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(xxxvii)          The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including (to the extent applicable) those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and applicable anti-money laundering statutes of jurisdictions where the Company or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxviii)            Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees, agents or affiliates or anyone acting on their behalf, is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union or HM Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries, except as permitted by applicable law, located, organized or resident in a country or territory that is the subject or target of Sanctions that broadly prohibit dealings with that country or territory (currently, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Kherson, the Zaporizhzhia, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”)); and, except as permitted by applicable law, the Company and its subsidiaries will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of any Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in the imposition of Sanctions against any person (including any person participating in the transactions contemplated hereby, whether as underwriter, initial purchaser, advisor, investor or otherwise). The Company and its subsidiaries have instituted, maintain and enforce policies and procedures reasonably designed to ensure compliance with Sanctions.

(xxxix)          There is and has been no failure on the part of the Company, any of its subsidiaries or any of the Company’s or such subsidiaries’ respective directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(xl)          Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, employee, agent or affiliate of the Company or any of its subsidiaries, acting on behalf of the Company or any of its subsidiaries, has taken any action, directly or indirectly, that violated or would result in a violation by such persons of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the Bribery Act 2010 of the United Kingdom (the “U.K. Bribery Act”) or other applicable anti-bribery or anti-corruption laws, including (i) using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) making or taking an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds (including to any “foreign official” (as such term is defined in the FCPA) or any political party or official thereof or any candidate for political office); or (iii) making, offering, agreeing, requesting or taking an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company, its subsidiaries and, to the knowledge of the Company, its affiliates have instituted, maintain and enforce policies and procedures designed to ensure compliance with the FCPA and the U.K. Bribery Act and other applicable anti-bribery and anti-corruption laws.

(xli)          Subsequent to the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company and its subsidiaries have not (A) incurred any debt for borrowed money that is material to the Company and its subsidiaries, taken as a whole or (B) incurred any other liabilities or obligations, direct or contingent, nor entered into any transactions, in each case that are material, in the aggregate, to the Company and its subsidiaries, taken as a whole and not in the ordinary course of business; (ii) except for purchases made pursuant to publicly announced share repurchase programs (including as contemplated by the Repurchase Agreement, dated March 7, 2023, between the Company and the Selling Shareholder), the Company and its subsidiaries have not purchased any of their outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their capital stock; and (iii) there has not been any change in the capital stock (other than exercise of stock options or vesting of restricted stock units issued under equity incentive plans, stock option plans or restricted stock programs reported on the Company’s Annual Report on Form 20-F for the year ended December 31, 2022 and other than cancellations of shares purchased pursuant to publicly announced share repurchase programs) of the Company or its subsidiaries, in each case except as described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(xlii)          The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus as of the dates set forth therein. All of the issued and outstanding shares of capital stock of the Company, including the Securities, are fully paid and non-assessable and are and have been duly and validly authorized and issued, in compliance with all applicable federal, state and foreign securities laws and not in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire from the Company or any Significant Subsidiary, upon the issuance or sale of any Ordinary Shares, any other equity security of the Company or any Significant Subsidiary or any security convertible into, or exercisable or exchangeable for, any Ordinary Shares or other such security, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xliii)          The Company’s Ordinary Shares, including the Securities, are listed on the NYSE.

(xliv)          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), under current laws and regulations of the Netherlands and any political subdivision thereof, all dividends and other distributions declared and payable on the Securities may be paid by the Company to the holder thereof in United States dollars or euros and freely transferred out of the Netherlands and all such payments made to holders thereof who (i) are non-residents of the Netherlands and (ii) do not have a taxable presence in the Netherlands to which the Securities are attributable will not be subject to income, withholding or other taxes under laws and regulations of the Netherlands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction under the laws of the Netherlands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Netherlands or any political subdivision or taxing authority thereof or therein.

(xlv)          No relationship, direct or indirect, exists between or among the Company or its Significant Subsidiaries, on the one hand, and the Selling Shareholder and the directors, officers, shareholders, customers or suppliers of the Company or its Significant Subsidiaries, on the other hand, which is required by the Act or the Exchange Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described. To the Company’s knowledge, there are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members which are prohibited by, or are required to be disclosed by, the Act, in the Registration Statement, the General Disclosure Package or the Prospectus which are not so disclosed.

(xlvi)          Subject to the qualifications and limitations set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not believe that it will be classified as a passive foreign investment company (“PFIC”), as defined in Section 1297 of the Internal Revenue Code of 1986, as amended, for 2022, and the Company also does not expect, based on its current operations and current law, to be classified as a PFIC for 2023.

(xlvii)          Since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no material adverse change or development that would reasonably be expected to, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to each Underwriter as to matters covered thereby.

(b)          The Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

(i)          To the extent that any statements made in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) are made in reliance upon and in conformity with the Selling Shareholder Information (as defined below), (i) such statements made in the Registration Statement and any amendment thereto, as of each Effective Time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) such statements made in the General Disclosure Package did not and will not, as of the Applicable Time and at the Closing Date or Additional Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) such statements made in the Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the Commission and as of the Closing Date or Additional Closing Date, as the case may be, did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the Company, the Underwriters and the Selling Shareholder acknowledges and agrees that for all purposes of this Agreement, the only information furnished to the Company by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, the General Disclosure Package and the Prospectus (the “Selling Shareholder Information”) is (i) the legal names of the Selling Shareholder as contained in the table under the heading “Selling Shareholder” in the Prospectus; (ii) information regarding the number of Ordinary Shares beneficially owned by the Selling Shareholder as contained in the table next to the name of the Selling Shareholder under the heading “Selling Shareholder” in the Prospectus; (iii) the number of Ordinary Shares proposed to be sold by the Selling Shareholder as contained in the table next to the name of the Selling Shareholder under the heading “Selling Shareholder” in the Prospectus; (iv) information regarding the number of Ordinary Shares beneficially owned by the Selling Shareholder after the sale of the Securities as contained in the table next to the name of the Selling Shareholder under the heading “Selling Shareholder” in the Prospectus; and (v) any applicable related footnotes as set forth under the heading “Selling Shareholder” in the Prospectus.

(ii)          The Selling Shareholder (including its agents and representatives, other than the Underwriters, each in their capacity as such and, for the avoidance of doubt, excluding the Company and its agents and representatives) has not, directly or indirectly, prepared, used, distributed, authorized, approved or referred to, and will not prepare or distribute, authorize, approve or refer to, any offering material in connection with the offering and sale of the Securities, including, without limitation, any Issuer Free Writing Prospectus or other Free Writing Prospectus or “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities, other than any Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

(iii)          As of the Time of Sale, the Selling Shareholder is the beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims, and as of the Closing Date or the Additional Closing Date, as the case may be, and upon the consummation of the transactions contemplated by this Agreement, such Securities will be free and clear of all liens, encumbrances, equities and claims. Upon payment of the Securities to be sold by the Selling Shareholder hereunder, delivery of such Securities and the crediting of such shares on the books of The Depository Trust Company (“DTC”) to securities accounts of the several Underwriters (assuming that neither DTC nor any such Underwriter has notice (as defined in Section 8-105 of the New York Uniform Commercial Code (“UCC”)) of any adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) to such Securities), then, assuming appropriate entries to the accounts of the several Underwriters on the records of DTC have been made pursuant to the UCC, the Underwriters will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriters with respect to such security entitlement.

(iv)          This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder. The Selling Shareholder has the full right, power and authority to perform its obligations hereunder.

(v)          No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may have been acquired or obtained, as may be required under the securities or blue sky laws of the various U.S. states in connection with the offer and sale of the Securities and any notice that may be required pursuant to Regulation 20 of the European Union (Markets in Financial Instruments) Regulations 2017 of Ireland.

(vi)          None of the execution, delivery or performance by the Selling Shareholder of its obligations under this Agreement, or the consummation of any other of the transactions herein contemplated, or the fulfillment of the terms hereof will contravene (i) the charter and by-laws of the Selling Shareholder, (ii) any agreement or other instrument binding upon the Selling Shareholder or any of its subsidiaries or (iii) any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder or any of its subsidiaries, except for, in the case of clauses (ii) and (iii) above, such contravention that would not, singly or in the aggregate, materially adversely affect the Selling Shareholder’s ability to perform its obligations under this Agreement or the Underwriter’s ability to consummate the transactions contemplated hereby.

(vii)          The operations of the Selling Shareholder and its affiliates are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including (to the extent applicable) those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) to the extent applicable to the Selling Shareholder and its affiliates, and applicable anti-money laundering statutes of jurisdictions where the Company or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Selling Shareholder, threatened.

(viii)          Neither the Selling Shareholder nor any of its affiliates, nor, to the knowledge of the Selling Shareholder, any  of their respective directors, officers, employees, agents or affiliates or anyone acting on their behalf, is currently the subject or the target of any Sanctions, administered or enforced by the U.S. government (including, without limitation, the OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union or HM Treasury or other relevant Sanctions, nor is the Selling Shareholder or any of its subsidiaries, except as permitted by applicable law, located, organized or resident in a Sanctioned Country and, except as permitted by applicable law, the Selling Shareholder and its subsidiaries will not, directly or indirectly use the proceeds of the offering (i) to fund or facilitate any activities of or business with any subsidiary, joint venture partner, or other person or entity that, at the time of such funding or facilitation, is the subject or target of any Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in the violation of Sanctions by any person (including any person participating in the transactions contemplated hereby, whether as underwriter, initial purchaser, advisor, investor or otherwise). The Selling Shareholder and its subsidiaries have instituted, maintain and enforce, policies and procedures reasonably designed to ensure compliance with Sanctions.

(ix)          Neither the Selling Shareholder, nor any of its subsidiaries, nor, to the Selling Shareholder’s knowledge, any director, officer, employee, agent or affiliate of the Selling Shareholder or any of its subsidiaries, acting on behalf of the Selling Shareholder or any of its subsidiaries, has taken any action, directly or indirectly, that violated or would result in a violation by such persons of any provision of the FCPA, the U.K. Bribery Act or other applicable anti-bribery or anti-corruption laws, including (i) using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) making or taking an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds (including to any “foreign official” (as such term is defined in the FCPA) or any political party or official thereof or any candidate for political office); or (iii) making, offering, agreeing, requesting or taking an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Selling Shareholder, its subsidiaries and, to the knowledge of the Selling Shareholder, its affiliates have instituted, maintain and enforce, policies and procedures designed to ensure compliance with the FCPA and the U.K. Bribery Act and other applicable anti-bribery and anti-corruption laws.

(x)          The Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed, or that has constituted, or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, the stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Securities; provided, however, that such Selling Shareholder makes no representation or warranty in this clause (x) with respect to the Company.

(xi)          The Selling Shareholder will deliver to the Underwriters prior to or at the Closing Date a properly completed and executed United States Internal Revenue Service Form W-9 or W-8 (or other applicable form).

3.          Purchase, Sale and Delivery of Securities.

(a)          On the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, the Selling Shareholder agrees to sell to the several Underwriters, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, agrees, severally and not jointly, to purchase from the Selling Shareholder, at a price per share of $56.89 per share (the “Purchase Price”), the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule I hereto.

In addition, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, the Selling Shareholder agrees to sell to the several Underwriters, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Selling Shareholder the Option Shares at the Purchase Price.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of

Underwritten Shares set forth opposite such Underwriter’s name in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Selling Shareholder by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Securities as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Selling Shareholder. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (un-less such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b)          Delivery of and payment for the Underwritten Shares shall be made at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, at 10:00 a.m., New York City time, on March 13, 2023, or at such other time or place on the same or such other date, not later than the second Business Day thereafter, as the Representatives, the Company and the Selling Shareholder may agree upon in writing or, in the case of Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares.  The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as an “Additional Closing Date”.  Delivery of the Securities shall be made to the Underwriters for their respective accounts against payment by the Underwriters of the aggregate purchase price of the Securities being sold by the Selling Shareholder to or upon the order of the Selling Shareholder by wire transfer payable in Federal (same-day) funds to the account specified by the Selling Shareholder. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

The Underwriters will pay all applicable U.S. state transfer taxes, if any, involved in the transfer to the Underwriters of the Securities to be purchased by them from the Selling Shareholder and the Selling Shareholder agrees to reimburse the Underwriters for associated carrying costs if such tax payment is not rebated on the day of payment. The Underwriters will pay any additional share transfer taxes involved in further transfers.

4.          Offering by Underwriters.  It is understood that the Underwriters propose to, and will, offer the Securities for sale to the public as set forth in the Prospectus.

5.          Certain Agreements of the Company and the Selling Shareholder.  (a) The Company agrees with each Underwriter that:

(i)          The Company (i) will prepare and timely file (and advise the Representatives and the Selling Shareholder promptly of such filing) with the Commission under Rule 424(b) under the Act (without reliance on Rule 424(b)(8)) a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, (ii) will not file any amendment to the Registration Statement or supplement (including the Prospectus) to the Base Prospectus unless the Company has furnished the Representatives with a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object, and (iii) file and/or furnish, as applicable, on a timely basis, all reports required to be filed or furnished, as the case may be, by the Company with the Commission for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities.

(ii)          The Company (i) will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus unless the Representatives approve its use in writing prior to first use; provided that the prior written consent of the Representatives shall be deemed to have been given in respect of the Free Writing Prospectus(es) included in Schedule II and any electronic road show, (ii) has treated and will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (iii) will comply with the requirements of Rules 163, 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping.

(iii)          The Company will advise the Representatives promptly (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable.

(iv)          If the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representatives, (iii) use commercially reasonable efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act), and (iv) promptly notify the Representatives of such effectiveness. References herein to the Registration Statement relating to the Securities shall include such new registration statement or post-effective amendment, as the case may be.

(v)          The Company agrees to pay the required filing fees to the Commission relating to the Securities in accordance with Rules 456 and 457 under the Act and in any event, prior to the Closing Date.

(vi)          The Company will cooperate with the Representatives in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably request in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for such period as delivery of a prospectus by the Underwriters may be required by the Act (including circumstances in which such requirement may be satisfied pursuant to Rule 172) (the “Effectiveness Period”).

(vii)          As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(viii)          The Company will deliver to each Representative and counsel for the Underwriters, without charge, as many copies of any Preliminary Prospectus or any Issuer Free Writing Prospectus, the Prospectus, and the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein and all amendments thereto as may reasonably be requested by the Representatives. The Company will pay the expenses of printing or other production of all documents related to the offering for the duration of the Effectiveness Period.

(ix)          If, during the Effectiveness Period, any event shall occur as a result of which, in the judgment of the Company, it becomes necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein (in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, in the case of the Prospectus), not misleading, or, if it is necessary at any time to amend or supplement the Registration Statement, file a new Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act, the Company will promptly notify the Representatives and either (i) prepare as soon as reasonably practicable and file with the Commission, subject to Section 5(a)(i) of this Agreement, an appropriate amendment to the Registration Statement and/or supplement to the Prospectus or (ii) prepare as soon as reasonably practicable and file with the Commission, subject to Section 5(a)(i) of this Agreement, an appropriate filing under the Exchange Act that shall be incorporated by reference in the Prospectus and the Registration Statement, so that each of the Prospectus and the Registration Statement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus and the Registration Statement will comply with the law, (iii) use commercially reasonable efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) supply any supplemented Prospectus to the Underwriters in such quantities as the Representatives may reasonably request.

(x)          If the General Disclosure Package is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company will promptly notify the Representatives and either (i) prepare as soon as reasonably practicable, and subject to Section 5(a)(i) of this Agreement, file with the Commission (if required) and furnish to the Representatives an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare as soon as reasonably practicable and, subject to Section 5(a)(i) of this Agreement, file with the Commission an appropriate filing under the Exchange Act that shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(xi)          The Company will not take, directly or indirectly, any action designed to cause or result in or that would constitute or that might reasonably be expected to constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Securities.

(xii)          For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than any Ordinary Shares issued upon the exercise of options or the vesting of equity awards granted under terms of any employee plan, benefit or compensation arrangement or employment agreement described in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(xiii)          The Company will use commercially reasonable efforts to maintain the listing of the Ordinary Shares on the NYSE.

(xiv)          The Company agrees with the Selling Shareholder and the Underwriters that the Company will pay all expenses incidental to the performance of or compliance with this Agreement, including, without limiting the generality of the foregoing, the following: the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, any Preliminary Prospectuses, any Issuer Free Writing Prospectuses, and the Prospectus (including all exhibits, amendments and supplements thereto); the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Securities; the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Ordinary Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate (including up to $5,000 of related fees and expenses of counsel for the Underwriters); the reasonable fees and expenses of one counsel to the Selling Shareholder; the cost of preparing stock certificates, including any cost related to printing, authentication, issuance and delivery thereof; the cost and charges of any transfer agent and any registrar; all expenses and application fees related to the listing of the Securities on the NYSE; and its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

(b)          (i)  The Selling Shareholder agrees with the Company and the Underwriters that, except as otherwise provided in this Agreement, the Selling Shareholder will pay all expenses incidental to the performance of or compliance with the obligations of the Selling Shareholder under this Agreement, including, without limited the generality of the foregoing, the following:  any stamp or other issuance, value added or transfer taxes or duties or other similar fees or charges imposed in connection with the execution and delivery of this Agreement and the sale or delivery of the Securities to the Underwriters; the expenses of any underwriting commissions or discounts relating to this Agreement; and its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

(ii)          Prior to the Applicable Time, the Selling Shareholder shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto addressed to the Representatives.

(c)          All payments to be made by the Company and the Selling Shareholder to the Underwriters pursuant to this Agreement shall be made without any withholding or deduction for or on account of any present or future taxes, duties, or governmental charges unless the Company or the Selling Shareholder, as the case may be, is compelled by law to withhold or deduct such taxes, duties or charges. In that event, the Company or the Selling Shareholder, as the case may be, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made; provided that no additional amounts shall be payable to an Underwriter with respect to taxes that arise by reason of any connection between the Underwriter and the applicable taxing jurisdiction other than a connection arising solely as a result of the transactions contemplated by this Agreement. All sums payable to an Underwriter shall be considered exclusive of any value added or similar taxes.  Where the Company or the Selling Shareholder is obliged to pay value added or similar tax on any amount payable hereunder to an Underwriter, the Company or the Selling Shareholder, as the case may be, shall in addition to the sum payable hereunder pay an amount equal to any applicable value added or similar tax.

6.          Conditions of the Obligations of the Underwriters.

(a)          The obligations of each Underwriter to purchase and pay for the Ordinary Shares on the Closing Date or the Option Shares on an Additional Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder herein as of such Applicable Time and on the Closing Date or the Additional Closing Date, as the case may be, to the accuracy of the statements of Company’s officers and the Selling Shareholder’ officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their obligations hereunder and to the following additional conditions precedent:

(i)          At the Applicable Time and at the Closing Date or the Additional Closing Date, as the case may be, the Company shall have requested and caused KPMG Ireland to furnish to the Representatives letters, dated respectively as of the Applicable Time and as of the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives and confirming that they are independent accountants within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and containing statements and information of the type customarily included in accountants’ “comfort letters” to purchasers with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus; provided that such letter shall use a “cut-off” date not earlier than three business days prior to the date of the letter.

(ii)          At the Applicable Time and at the Closing Date or the Additional Closing Date, as the case may be, the Company shall have requested and caused PricewaterhouseCoopers to furnish to the Representatives letters, dated respectively as of the Applicable Time and as of the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives and containing statements and information of the type customarily included in accountants’ “comfort letters” to purchasers with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(iii)          (A) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required to be filed shall have been filed as required by Rules 424(b) (without reliance on Rule 424(b)(8)), 430A, 430B, 430C or 433 under the Act, as applicable, within the time periods prescribed by, and in compliance with, the Act, and any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.  (B) No stop order suspending the effectiveness of, or preventing or suspending the use of, the Registration Statement, as amended from time to time, or the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction shall have been issued as of the Closing Date or the Additional Closing Date, as the case may be, which would prevent the issuance of the Securities.

(iv)          Subsequent to the execution and delivery of this Agreement, there shall not have occurred any (i) change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering, sale or delivery of the Securities, (ii) decrease in the rating of any of any of the Company’s securities by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, (iii) change in U.S.

or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the sole judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) suspension or material limitation of trading in securities generally on the NYSE or any establishment of minimum prices on such exchange, (v) suspension of trading of any securities issued or guaranteed by the Company on any exchange or in any over-the-counter market, (vi) declaration of a general banking moratorium on commercial banking activities by the Netherlands, Ireland or U.S. federal or New York State authorities, or (vii) outbreak or escalation of hostilities, declaration by the Netherlands, Ireland or the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by this Agreement.

(v)          The Representatives shall have received an opinion, dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives, of NautaDutilh N.V., Dutch counsel for the Company, substantially in the form heretofore agreed upon among the Company and the Representatives.

(vi)          The Representatives shall have received an opinion and letter, dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives, of Cravath, Swaine & Moore LLP, U.S. counsel for the Company, substantially in the form heretofore agreed upon among the Company and the Underwriters.

(vii)          The Representatives shall have received an opinion, dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives, of Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Selling Shareholder, substantially in the form heretofore agreed upon among the Selling Shareholder and the Representatives.

(viii)          The Representatives shall have received from Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, such opinion or letter, dated as of the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives, with respect to the sale of the Securities, the Registration Statement, the General Disclosure Package, the Prospectus and other related matters as the Representatives may require, and the Company and the Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(ix)          The Company shall have furnished to the Representatives a certificate of the Company, signed by (x) the Chairman of the Board or the Chief Executive Officer of the Company and (y) the principal financial or accounting officer of the Company, dated the Closing Date or the Additional Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the General Disclosure Package, the Prospectus and this Agreement and that:

(A)          the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Additional Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be; and

(B)          since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no material adverse change or development that could reasonably be expected to, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(x)          The Company shall have complied with any request by the Representatives with respect to the furnishing of copies of the Prospectus in compliance with the provision of Section 5(a)(viii) hereof.

(xi)          The Representatives shall have received a certificate, dated as of the Closing Date or the Additional Closing Date, as the case may be, of the Chief Executive Officer or any Executive Vice President of the Selling Shareholder in which such individual shall state, in the signer’s capacity as an officer and on behalf of such Selling Shareholder that, to the best of the signer’s knowledge: (i) the representations and warranties of the Selling Shareholder in this Agreement are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Additional Closing Date, as the case may be; and (ii) such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be.

(xii)          The Representatives shall have received as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the Company certifying the Company’s articles of association and corporate approvals and satisfactory evidence of the good standing of the Company’s subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(xiii)          The Securities to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall be listed on the NYSE.

(xiv)          On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(xv)          The Selling Shareholder and the Company each, severally and not jointly, agree to furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in its sole discretion waive compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the Closing Date or the Additional Closing Date, as the case may be, or otherwise.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date or the Additional Closing Date, as the case may be, by the Underwriters. Notice of such cancellation shall be given to the Company and the Selling Shareholder in writing (including via electronic mail) or by telephone or facsimile confirmed in writing.

7.          Indemnification and Contribution.  (a) The Company will indemnify and hold harmless each Underwriter, its directors, officers, employees, and agents and the affiliates of such Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which any such person or entity may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, in the Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any other Free Writing Prospectus or “written communication” (as defined in Rule 405 under the Act), the General Disclosure Package (or, in each case, any amendment or supplement to any of the foregoing, including the General Disclosure Package as subsequently amended or supplemented), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission made in reliance upon and in conformity with the Underwriter Information or the Selling Shareholder Information.

(b)          The Selling Shareholder will indemnify and hold harmless each  Underwriter, its directors, officers, employees, and agents and the affiliates of such Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which any such person or entity may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, in the Prospectus, any Issuer Free Writing Prospectus, any other Free Writing Prospectus or “written communication” (as defined in Rule 405 under the Act), the General Disclosure Package (or, in each case, any amendment or supplement to any of the foregoing, including the General Disclosure Package that has subsequently been amended or supplemented), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Selling Shareholder Information; and will reimburse each indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, that the Selling Shareholder’s obligation to indemnify and hold harmless hereunder will be limited to the net amount of proceeds received by the Selling Shareholder from the offering of the Securities pursuant to this Agreement.

(c)          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, employees, agents and affiliates and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Shareholder, its directors, officers, employees, agents and affiliates and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities to which any such person or entity may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or the General Disclosure Package (or, in each case, any amendment or supplement to any of the foregoing, including the General Disclosure Package as subsequently amended or supplemented) or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of such Underwriter  through the Representatives expressly for use in the Registration Statement, the General Disclosure Package and the Prospectus (the “Underwriter Information”) and will reimburse any legal or other expenses reasonably incurred by an indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; it being understood and agreed upon that the Underwriter Information consists only of (i) the name of such Underwriter, (ii) the sentence related to concessions and reallowances and (iii) the information under the heading “Price Stabilization, Syndicate Covering Transactions and Penalty Bids” under the caption “Underwriting” in the Prospectus.

(d)          Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under paragraph (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party (i) shall not relieve it from any liability that it may have under paragraph (a), (b) or (c) above except and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than one local counsel in each jurisdiction in which proceedings have been brought, if not appointed by the indemnifying party or retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified person.

(e)          If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) for which indemnification is provided by an indemnifying party therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, respectively, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if unavailable for any reason, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder, on the one hand, or the Underwriters, on the other, respectively, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) from the offering of the Securities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (after deducting underwriting commissions and discounts, but before deducting expenses) received by the Selling Shareholder from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (e), (1) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (2) the Selling Shareholder shall not be required to contribute any amount in excess of the amount by which (A) the net proceeds received by the Selling Shareholder from the sale of Securities exceeds (B) the amount of any damages which the Selling Shareholder have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (e), (i) each person who controls an Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and director, officer, employee, agent and affiliate of an Underwriter shall have the same rights to contribution as such Underwriter, (ii) each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each director, officer, employee, agent and affiliate of the Company shall have the same rights to contribution as the Company and (iii) each person who controls the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each director, officer, employee, agent and affiliate of the Selling Shareholder shall have the same rights to contribution as the Selling Shareholder, subject in each case to the applicable terms and conditions of this subsection (e).

(f)          The obligations of the Company and the Selling Shareholder under this Section shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have.

8.          Termination; Survival of Certain Representations and Obligations; Certain Expenses.  If any of the conditions set forth in Section 6 hereof are not satisfied on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date, or the parties hereto breach their obligations hereunder, this Agreement and the obligations hereunder may be terminated by the Representatives in their absolute discretion. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any controlling person of the foregoing, or by or on behalf of the Company or its directors or officers or by or on behalf of the Selling Shareholder or their directors or officers and (iii) delivery of and payment for the Securities under this Agreement and the sale of the Securities. If this Agreement is terminated pursuant to this Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, each of the Selling Shareholder and the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7 and the respective obligations of the Company, the Selling Shareholder and the Underwriters pursuant to Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. In addition, if the purchase of the Securities by the Underwriters is not consummated for any reason, other than the termination of this Agreement pursuant to Section 9 hereof, the Company and the Selling Shareholder will reimburse the

Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities. The provisions of Sections 7 and Section 8 hereof shall survive the termination or cancellation of this Agreement.

9.          Defaulting Underwriter.

(a)          If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company and the Selling Shareholder on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company and the Selling Shareholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, the non-defaulting Underwriters, the Company or the Selling Shareholder may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five business days in order to effect any changes that, in the opinion of counsel for the Company, counsel for the Selling Shareholder or counsel for the Underwriters may be necessary to the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholder as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)          If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholder as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company and the Selling Shareholder shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase

Option Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 5(a) hereof, the Selling Shareholder will continue to be liable for the payment of expenses as set forth in Section 5(b) hereof and the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10.          Notices.  All communications hereunder will be in writing and effective only upon receipt, if sent to the Representatives, will be mailed, delivered or telefaxed and confirmed to the Underwriters: Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282 Attention: Registration Department (facsimile: 1-212-902-9316) (email: registration-syndops@ny.email.gs.com); Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 Attention: General Counsel (facsimile: 1-646-291-1469); Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036 Attention: Equity Syndicate Desk and the Legal Department; or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to AerCap Holdings N.V., at AerCap House, 65 St. Stephen’s Green, Dublin D02 YX20, Ireland, Attention: Legal Department; or, if sent to the Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to GE Capital US Holdings, Inc., c/o General Electric Company, 901 Main Avenue, Norwalk, Connecticut 06851, Attention: Fred Robustelli (email: Fred.Robustelli@ge.com).

11.          Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12.          Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

13.          No Advisory or Fiduciary Responsibility.  The Company, the Selling Shareholder, and the Underwriters acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, and/or the Selling Shareholder, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriters are acting solely as principals and not the agents or fiduciaries of the Company or the Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement, (iv) each of the Company and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) although the Underwriters may provide certain Regulation Best Interest documentation in connection with the offering, the Underwriters are not making a recommendation to participate in the offering or sell any Shares at the price determined in the offering and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation. Each of the Company and the Selling Shareholder agrees that it will not claim that any Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, in connection with such transaction or the process leading thereto. Furthermore, the Company and the Selling Shareholder agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Selling Shareholder on related or other matters).

14.          APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD APPLY THE LAW OF ANOTHER JURISDICTION.

15.          Integration.  This Agreement supersedes all prior agreements and understanding (whether written or oral) among the Company, the Selling Shareholder and the Underwriters with respect to the subject matter hereof.

16.          Jurisdiction.  The Company and the Selling Shareholder hereby submit to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waive any objections to the laying of venue of any such suit or proceeding arising out of or relating to this Agreement or any transactions contemplated hereby in a Federal or state court in the Borough of Manhattan in The City of New York, and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company irrevocably appoints CT Corporation System, with offices at 28 Liberty Street, New York, NY, 10005, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding. The Company agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

17.          Waiver of Jury Trial.  Each of the Company, the Selling Shareholder and the Underwriters irrevocably waives, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18.          Waiver of Immunity.  With respect to any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled, and with respect to any such suit or proceeding, each party waives any such immunity in any court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such suit or proceeding, including, without limitation, any immunity pursuant to the U.S. Foreign Sovereign Immunities Act of 1976, as amended.

19.          Currency.  The obligation of the Company or the Selling Shareholder in respect of any sum due to any of the Underwriters shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and the Selling Shareholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or the Selling Shareholder an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

20.          Recognition of the U.S. Special Resolution Regimes.  In the event that any Underwriter is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Underwriter is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. For the purposes of this Section 20:

(a)          “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(b)          “Covered Entity” means any of the following:

(i)          a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)          a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)          a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(c)          “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(d)          “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(Signatures pages follow)

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholder and the Underwriters in accordance with its terms.

Very truly yours,

AERCAP HOLDINGS N.V.

By:	/s/ Peter Juhas
	Name:	Peter Juhas
	Title:	Chief Financial Officer

(Signatures continue on the next page)

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

GE CAPITAL US HOLDINGS, INC.

By:	/s/ Robert M. Giglietti
	Name:	Robert M. Giglietti
	Title:	Chief Financial Officer and Senior Vice President

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

GOLDMAN SACHS & CO. LLC

For itself and on behalf of the several Underwriters listed in Schedule I hereto.

By:	/s/ Charlie Black
	Name:	Charlie Black
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

CITIGROUP GLOBAL MARKETS INC.

For itself and on behalf of the several Underwriters listed in Schedule I hereto.

By:	/s/ Rohith Adavikolanu
	Name:	Rohith Adavikolanu
	Title:	Director

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

MORGAN STANLEY & CO. LLC

For itself and on behalf of the several Underwriters listed in Schedule I hereto.

By:	/s/ Daniel J. F. McCullough
	Name:	Daniel J. F. McCullough
	Title:	Vice President

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Underwritten Shares To Be Purchased	Number of Option Shares To Be Purchased
Goldman Sachs & Co. LLC	5,533,940	830,092
Citigroup Global Markets Inc.	5,533,940	830,092
Morgan Stanley & Co. LLC	5,533,939	830,092
BNP Paribas Securities Corp.	940,909	141,136
Credit Agricole Securities (USA) Inc.	940,909	141,136
Evercore Group, L.L.C.	940,909	141,136
HSBC Securities (USA) Inc.	940,909	141,136
SG Americas Securities, LLC	940,909	141,136
SMBC Nikko Securities America, Inc.	940,909	141,136
Academy Securities, Inc.	250,909	37,636
R. Seelaus & Co., LLC	250,909	37,636
Siebert Williams Shank & Co., LLC	250,909	37,636
Total	23,000,000	3,450,000

SCHEDULE II
Pricing Information

Pricing Information Provided by the Underwriters

1.	Public Offering Price Per Ordinary Share: $58.50

2.	Ordinary Shares: 23,000,000

Option Shares:  3,450,000

SCHEDULE III

Issuer Free Writing Prospectuses

None.

EXHIBIT A

Form of Lock-up Agreement

 [●], 2023

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

As Representatives of the
several Underwriters listed
in Schedule I to the
Underwriting Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with AerCap Holdings N.V., a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (the “Company”), and GE Capital US Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the undersigned (the “Selling Shareholder”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives, of ordinary shares, par value €0.01 per share, of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned General Electric Company (“GE”), on behalf of itself and each of its subsidiaries (collectively, the “Restricted Parties”), hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the Restricted Parties will not, during the period ending 90 days after the date of the Prospectus (the “Restricted Period”): (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of (collectively, “Transfer”), directly or indirectly, any shares of any class of stock of the Company (collectively, the “Company Securities”) or any other securities convertible into or exercisable or exchangeable for any Company Securities (collectively, the “Restricted Securities”); (b) enter into any swap or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of any Company Securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Company Securities or such other securities, in cash or otherwise; (c) file any registration statement with the Commission relating to the offering of any Restricted Securities; or (d) publicly announce any intention to engage in any of the transactions described in clauses (a) through (c) above; provided that this clause (d) shall not apply to disclosure by a Restricted Party of its general intent with respect to its Company Securities if such disclosure makes no reference to any specific transaction of the type described in clause (a), (b) or (c).

The restrictions contained in the preceding paragraph shall not apply to (a) the sale by the Selling Shareholder of the Securities to be sold pursuant to the Underwriting Agreement and the registration of the offer and sale of the Securities under the Securities Act; (b) the sale of ordinary shares of the Company by the Selling Shareholder to the Company pursuant to the Repurchase Agreement, dated on or around March 7, 2023, between the Company and the Selling Shareholder; (c) transactions by a Restricted Party relating to Company Securities or other securities acquired in open market transactions after the completion of the offering of the Securities; provided that any Restricted Securities transferred pursuant to clause (d) below shall be deemed to not have been acquired in open market transactions for purposes of this clause (c); (d) Transfers by a Restricted Party of Restricted Securities; provided that (i) each transferee, only to the extent such transferee is not a Restricted Party at the time of such transfer, shall enter into a written agreement accepting the restrictions set forth herein as if it were a Restricted Party and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of a Restricted Party or the Company in connection with any Transfer permitted pursuant to this clause (d), it shall include a statement to the effect that the Restricted Securities being Transferred remain subject to the restrictions set forth herein for the remainder of the Restricted Period; (e) Transfers of Restricted Securities to the Company or any of its subsidiaries; provided that any Restricted Securities received by the Company or any of its subsidiaries pursuant to such Transfer shall be subject to all of the restrictions set forth in Section 5(a)(xii) of the Underwriting Agreement; (f) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the Transfer of Restricted Securities; provided that (i) such plan does not provide for the Transfer of Restricted Securities during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of a Restricted Party or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no Transfer of Restricted Securities may be made under such plan during the Restricted Period; or (g) Transfers of Restricted Securities pursuant to a bona fide third party tender offer, merger, consolidation, stock exchange or similar transaction involving a Change of Control (as defined below) of the Company; provided that (i) any such transaction is not solicited by any of the Company, the Restricted Parties or any of their respective affiliates and (ii) in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Restricted Parties’ Restricted Securities shall remain subject to the restrictions contained in this agreement (this “Agreement”). For purposes of clause (g) above, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the “beneficial owner”

(as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting shares of the Company. In addition, GE, on behalf of itself and each of the other Restricted Parties, agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the Restricted Parties will not, during the Restricted Period, make any demand for, or exercise any right with respect to, the registration of any Restricted Securities if such demand or exercise would result in a public announcement of or public filing (whether of a registration statement with the SEC or any other public filing) with respect to the same during the Restricted Period.

The undersigned understands that the Company and the Underwriters are relying upon this Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s affiliates, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an underwriting agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This Agreement shall automatically terminate upon the earlier to occur, if any, of (a) the date of termination of the Underwriting Agreement if such date occurs prior to payment for the Ordinary Shares, or (b) March 30, 2023, if the Closing Date has not occurred on or prior to such date.

This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any  document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Signature page follows]

Very truly yours,

GENERAL ELECTRIC COMPANY, on
behalf of itself and each of the other
Restricted Parties

By:
Name:
Title: